Statements of Net Assets Available for Benefits - EBP 004 - USD ($) $ in Millions	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value	$ 7,019.2	$ 6,362.9
Receivables:
Employer contributions	13.8	13.8
Plan transfer receivable	0.0	37.0
Notes receivable from participants	52.2	50.5
Total receivables	66.0	101.3
Total assets	7,085.2	6,464.2
LIABILITIES
Administrative expenses payable	0.1	0.0
Total liabilities	0.1	0.0
NET ASSETS AVAILABLE FOR BENEFITS	$ 7,085.1	$ 6,464.2